WAYNE HUMMER(R)
                                MONEY MARKET FUND

SEMI-ANNUAL FINANCIAL STATEMENTS
September 30, 1999 (Unaudited)

Dear Fellow Shareholder:

We are pleased to present the semi-annual financial statements of the Wayne Hummer Money Market Fund (the "Fund") for the six-month period ended September 30, 1999. Net assets under management at the end of the period totaled $336,080,169, a slight decrease during the first six months of the fiscal year. Since its inception, the Fund has continued to meet its objectives of liquidity and stability, which are the most important considerations of short-term investing.

The seven-day current yield on the Fund's portfolio for the period ended September 30, 1999, was 4.70%; if dividends were reinvested the effective yield was 4.80%, an increase of about 50 basis points for this six month period. This increase in the Fund's yield is reflective of higher market interest rates. Since these figures represent historical data, future yields may be higher or lower.

We continue to follow a conservative approach to portfolio management, investing exclusively in those short-term, fixed-income securities that present the Fund with minimal credit risk. In other words, all investments are of the highest credit quality.

A large percentage of the Fund's portfolio is invested in commercial paper - about 70% as of September 30, 1999. Commercial paper offers superior yields and high-credit quality, thus the heavy portfolio weighting. We allocate the balance of the portfolio to short-term corporate notes, U. S. government and agency securities, and banker's acceptances.

Generally, we maintain an average portfolio maturity between 30 and 60 days, ensuring a prudent balance of both superior liquidity and high yield. More complete details about the portfolio are presented on the following pages.

We appreciate your continued support of the Fund and ask that you call or write us if you have any questions about the Fund or your account.

Sincerely,


/s/ David P. Poitras

David P. Poitras
Portfolio Manager
Wayne Hummer Money Market Fund
October 22, 1999


An investment in the Fund is not a deposit or obligation of or guaranteed or insured by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.



Photo of: DAVID P. POITRAS

                                  FUND OVERVIEW

THE PRIMARY OBJECTIVE OF THE WAYNE HUMMER MONEY MARKET FUND (THE "FUND") IS TO MAXIMIZE CURRENT INCOME WHILE PRESERVING CAPITAL AND MAINTAINING LIQUIDITY. THE FUND IS AN EXCELLENT VEHICLE FOR SHORT-TERM CASH MANAGEMENT AND FOR INVESTORS WHO NEED STABILITY OF PRINCIPAL. THE FUND SEEKS TO MAINTAIN A STABLE $1.00 NET ASSET VALUE PER SHARE AT ALL TIMES, ALTHOUGH THERE IS NO GUARANTEE THAT WE WILL BE ABLE TO DO SO.

The Fund's prospectus contains detailed information about permissible investments.

                       SERVICES AVAILABLE TO SHAREHOLDERS

Social Security Direct Deposit Plan
Instead of receiving a monthly check or sending it to your bank, you may use the Wayne Hummer Money Fund Trust to directly deposit your social security benefits. You can easily access the money you need, while the rest continues to earn dividends. Contact your Wayne Hummer Investment Executive for complete details.

Payroll Direct Deposit Plan
You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.

Systematic Investment Plan
What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically each month. Your bank can send money from your bank account to the Fund. Request an application with full details from your Investment Executive or call the Fund directly.

IRA or Retirement Plans
Shares of the Wayne Hummer Money Fund Trust are a suitable addition to your IRA or pension plan. Contact your Wayne Hummer Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

Checkwriting Privileges
After completing a request for checkwriting privileges, you may write checks in any amount from $500 to $250,000. Your full investment in the Trust will continue to earn dividends until your check is presented to our bank for collection. A checkwriting authorization card will be sent to you upon request.

Internet Address: www.whummer.com
Those who enjoy using the computer to access information will find the prospectus and current rates for the Fund, along with information on the other Wayne Hummer Funds, on our website. Other services available through Wayne Hummer Investments LLC are also on-line.

                       STATEMENT OF ASSETS AND LIABILITIES

                                                 SEPTEMBER 30,
                                                          1999         MARCH 31,
                                                    (UNAUDITED)             1999
                                                  ------------      ------------
ASSETS
Investments, at amortized cost .............      $334,488,631      $349,914,520
Cash .......................................           249,627           149,991
Interest receivable ........................         1,867,700         1,469,649
Prepaid expenses ...........................           112,191            52,373
Insurance deposit ..........................            18,775            18,775
                                                  ------------      ------------
    Total assets ...........................       336,736,924       351,605,308

LIABILITIES AND NET ASSETS
Dividends payable ..........................           471,748           404,139
Due to Wayne Hummer
   Management Company ......................           139,664           150,110
Accounts payable ...........................            45,343            77,602
                                                  ------------      ------------
     Total liabilities .....................           656,755           631,851
                                                  ------------      ------------

Net assets applicable to Shares
   outstanding, equivalent to $1.00
   per Share ...............................      $336,080,169      $350,973,457
                                                  ============      ============



                             STATEMENT OF OPERATIONS

                                               SIX MONTHS ENDED
                                                  SEPTEMBER 30,       YEAR ENDED
                                                           1999        MARCH 31,
                                                     (UNAUDITED)            1999
                                                    -----------      -----------
Interest income ..............................      $ 8,811,167      $17,146,469

Expenses:
  Management fee .............................          869,661        1,587,540
  Transfer agent fees ........................           83,000          170,534
  Shareholder service agent fees .............           76,000          144,044
  Professional fees ..........................           69,321           69,598
  Registration costs .........................           34,165           68,061
  Custodian fees .............................           32,500           60,700
  Printing costs .............................           23,215           51,978
  Trustee fees ...............................           16,000           24,800
  Portfolio accounting fees ..................           12,021           25,202
  Insurance costs ............................            8,750           21,900
  Other ......................................            6,000           13,200
                                                    -----------      -----------
    Total expenses ...........................        1,230,633        2,237,557
                                                    -----------      -----------
Net increase in net assets resulting
  from operations ............................      $ 7,580,534      $14,908,912
                                                    ===========      ===========


                       STATEMENT OF CHANGES IN NET ASSETS
                                                                                              SIX MONTHS ENDED           YEAR ENDED
                                                                                            SEPTEMBER 30, 1999            MARCH 31,
                                                                                                    (UNAUDITED)                1999
                                                                                                 -------------        -------------
Operations:
  Net investment income ..................................................................       $   7,580,534        $  14,908,912
Dividends to Shareholders from net investment income .....................................          (7,580,534)         (14,908,912)
Capital Share transactions (dollar amounts and number of Shares are the same):
  Proceeds from Shares sold ..............................................................         420,470,215          823,747,509
  Shares issued upon reinvestment of dividends ...........................................           7,302,643           14,412,717
                                                                                                 -------------        -------------
                                                                                                   427,772,858          838,160,226
  Less payments for Shares redeemed ......................................................        (442,666,146)        (786,095,100)
                                                                                                 -------------        -------------
  Increase (decrease) due to Capital Share transactions ..................................         (14,893,288)          52,065,126
Net assets at beginning of the period ....................................................         350,973,457          298,908,331
                                                                                                 -------------        -------------
Net assets at end of the period ..........................................................       $ 336,080,169        $ 350,973,457
                                                                                                 =============        =============

                              FINANCIAL HIGHLIGHTS

(For a Share outstanding throughout each period)
                                                                SIX MONTHS
                                                        SEPTEMBER 30, 1999                 YEAR ENDED MARCH 31,
                                                                (UNAUDITED)          1999          1998          1997          1996
                                                        ------------------       --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD....................             $1.00          $1.00         $1.00         $1.00         $1.00

Income from investment operations:
  Net investment income.................................              0.02           0.04          0.04          0.04          0.05
  Less dividends from net investment income                          (0.02)         (0.04)        (0.04)        (0.04)        (0.05)
                                                                    ------         ------        ------        ------        ------

NET ASSET VALUE, END OF PERIOD..........................             $1.00          $1.00         $1.00         $1.00         $1.00
                                                                    ======         ======        ======        ======        ======

TOTAL RETURN............................................             2.20%          4.82%         5.07%          4.80%        5.18%

RATIOS AND SUPPLEMENTARY DATA
Net assets, end of period ($000's)......................           336,080        350,973       298,908       238,238       226,273
Ratio of total expenses to average net assets...........             0.71% (a)      0.71%         0.72%         0.74%         0.79%
Ratio of net investment income to average net assets....             4.36% (a)      4.70%         4.96%         4.70%         5.04%

(a) Determined on an annualized basis.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       3

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999

COMMERCIAL PAPER (69.8%)                         VALUE
------------------------                      ---------
BANKING (8.3%)
Citicorp
  5.82% - 5.85%, 01/10/00 - 01/18/00        $ 6,640,700
First Chicago Financial Corp.
  5.92% - 5.97%, 01/18/00 - 01/21/00         13,017,058
J.P. Morgan & Co., Inc.
  4.87% - 5.54%, 10/15/99 - 01/19/00          5,246,491
Northern Trust Corporation
  5.39%, 10/21/99                             2,991,167
                                             ----------
                                             27,895,416
BUSINESS FINANCE (9.7%)
Ford Motor Credit Co.
  5.25% - 5.43%, 10/04/99 - 12/31/99         11,421,597
General Electric Capital Corp.
  5.35% - 5.99%, 10/12/99 - 02/08/00         11,291,379
General Motors Acceptance Corp.
  5.27%, 11/10/99                             7,234,203
National Rural Utilities Cooperative
  Finance Corp.
  5.96%, 02/18/00                             2,541,861
                                             ----------
                                             32,489,040
CHEMICALS (6.8%)
DuPont (E.I.) de Nemours & Co.
  5.20% - 5.21%, 10/19/99 - 11/03/99         11,252,534
Nalco Chemical Company
  5.37% - 5.39%, 10/04/99 - 10/07/99         11,626,772
                                             ----------
                                             22,879,306
ELECTRIC AND GAS UTILITIES (10.4%)
Duke Energy Corporation
  5.28% - 5.83%, 10/22/99 - 01/24/00         12,834,668
IPALCO Enterprises, Inc.
  5.33% - 5.42%, 10/05/99 - 11/15/99         15,043,849
LG&E Capital Corp.
  5.94%, 02/22/00                             7,132,976
                                             ----------
                                             35,011,493
ELECTRONICS (4.2%)
Avnet Inc.
  5.44% - 5.48%, 10/14/99 - 10/27/99          7,122,025
Hewlett-Packard Company
  5.41% - 5.42%, 10/12/99 - 12/22/99          6,978,777
                                             ----------
                                             14,100,802
OIL AND GAS (5.0%)
Chevron Transport Corp.
  5.13% - 5.35%, 10/18/99 - 12/14/99         16,971,803

PERSONAL FINANCE (3.1%)
Associates Corp. of North America
  5.91%, 01/12/00                             1,386,884
Associates Financial Services Co.
  of Puerto Rico
  5.23% - 5.53%, 10/07/99 - 12/06/99          8,956,108
                                             ----------
                                             10,342,992




                                                  VALUE
                                              ---------
MISCELLANEOUS (22.3%)
BellSouth Telecommunications, Inc.
  5.85%. 01/27/00                             4,907,239
H.J. Heinz Company
  5.48% - 5.49%, 01/18/00 - 01/26/00          7,867,537
Illinois Tool Works Inc.
  5.38% - 5.41%, 10/26/99 - 11/16/99         14,872,053
Schering Corp.
  5.37%, 10/13/99                             4,991,183
Snap-On Inc.
  5.46%, 11/29/99                             9,912,483
Wal-Mart Stores, Inc.
  5.40% - 5.41%, 11/09/99 - 11/22/99         15,403,531
Walt Disney Company
  4.88% - 4.94%, 10/06/99 - 11/19/99         16,908,837
                                            -----------
                                             74,862,863
                                            -----------
TOTAL COMMERCIAL PAPER                      234,553,715
                                            -----------

US GOVERNMENT & AGENCY ISSUES (13.2%)
-------------------------------------

MORTGAGE-BACKED SECURITIES (0.4%)
Federal National Mortgage Association
  5.39% - 5.40%, 11/01/99 - 04/01/00          1,533,098
                                             ----------

OTHER (12.8%)
Federal Farm Credit Banks
  5.04% - 5.38%, 10/01/99 - 12/01/99          6,798,108
Federal Home Loan Banks
  4.86% - 6.04%, 10/26/99 - 09/01/00          3,507,216
Federal Home Loan Banks (a)
  5.41%, 10/06/99                             2,000,000
Federal Home Loan Mortgage Corp.
  5.47%, 01/27/00                               654,920
Federal Home Loan Mortgage Corp. (a)
  5.36%, 10/6/99                              2,000,000
Federal National Mortgage Association
  4.92% - 5.75%, 10/01/99 - 04/20/00         22,026,366
Student Loan Marketing Association (a)
  5.36%, 10/05/99                             4,996,964
Tennessee Valley Authority
  5.06% - 5.39%, 10/01/99                       830,000
Other
  4.53%, 02/03/00                                55,144
                                             ----------
                                             42,868,718
                                             ----------
TOTAL U.S. GOVERNMENT & AGENCY ISSUES        44,401,816
                                             ----------

CORPORATE AND BANK NOTES (12.7%)                  VALUE
                                              ---------
BANKING (0.4%)
Morgan Guaranty Trust Co. of NY
  4.85%, 10/08/99                            $1,500,251

PERSONAL FINANCE (2.5%)
American General Finance Corp.
  5.89%, 05/15/00                               502,685
Associates Corp. of North America
  5.17% - 5.78%, 03/30/00 - 06/15/00          2,678,323
Commercial Credit Co.
  5.19%, 03/01/00                             1,003,697
Norwest Financial Inc.
  5.05% - 5.06%, 11/19/99                     4,105,287
                                             ----------
                                              8,289,992
BUSINESS FINANCE (3.1%)
Ford Motor Credit Co.
  6.10%, 01/15/00                             4,684,012
General Electric Capital Corp.
  6.01%, 04/15/00                             1,004,430
General Motors Acceptance Corp.
  5.84%, 01/11/00                             2,672,994
Pitney Bowes Credit Corp.
  5.95%, 09/29/00                             2,000,000
                                             ----------
                                             10,361,436
TELECOMMUNICATIONS (1.0%)
AT&T Corporation
  5.55%, 01/11/00                             2,013,248
BellSouth Telecommunications, Inc.
  4.96% - 5.10%, 02/01/00                     1,507,229
                                             ----------
                                              3,520,477
MISCELLANEOUS (5.7%)
Illinois Tool Works Inc.
  5.49%, 03/01/00                             2,002,983
McDonald's Corporation
  5.61%, 12/20/99                            10,016,271
Merrill Lynch & Co., Inc.
  5.68%, 02/07/00                               998,008
Sara Lee Corporation
  5.00% - 6.15%, 11/09/99                     5,015,188
Wal-Mart Stores, Inc.
  5.08%, 10/01/99                             1,060,000
                                             ----------
                                             19,092,450
                                             ----------
TOTAL CORPORATE AND BANK NOTES               42,764,606
                                             ----------



BANKERS ACCEPTANCE (3.8%)                         VALUE
                                              ---------
Northern Trust Corporation
  5.24% - 5.49%, 10/25/99 - 12/20/99        $12,768,494
                                            -----------

 TOTAL INVESTMENTS (99.5%)                  334,488,631
 CASH AND OTHER ASSETS,
 LESS LIABILITIES (0.5%)                      1,591,538
                                             ----------
 NET ASSETS (100.0%)                       $336,080,169
                                           ============



NOTES TO PORTFOLIO OF INVESTMENTS:

(a) Short-term floating rate security. The rates shown are the current rates at September 30, 1999. The dates shown represent the next interest rate change date.

(b)  Interest rates represent annualized yield to date of maturity.

(c) For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amounts.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
   On July 30, 1999, the Wayne Hummer Money Fund Trust was merged into the Wayne Hummer Money Market Fund, a separate portfolio of Wayne Hummer Investment Trust (the "Trust") solely to change its form of legal entity. The Trust is an open-end management company organized as a Massachusetts business trust. The Trust consists of four investment portfolios, the Wayne Hummer CorePortfolio Fund, the Wayne Hummer Growth Fund, the Wayne Hummer Income Fund and the Wayne Hummer Money Market Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Money Market Fund (the "Fund"). The Predecessor Fund commenced investment operations on April 2, 1982. The Fund may issue an unlimited number of full and fractional units of beneficial interest ("Shares") without par value. The investment objective of the Fund is to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity.

1. SIGNIFICANT ACCOUNTING POLICIES
   SECURITY VALUATION
   Investments are stated at value. The Fund utilizes the amortized cost method to determine value. In the event that a deviation of 1/2 of 1% or more exists between a Portfolio's $1.00 per Share net asset value and the net asset value as calculated by valuing the Portfolio securities based upon market quotations, if available, or otherwise based upon a matrix system approved by the Board of Trustees, or if there is any other deviation which the Fund believes would result in a material dilution to Shareholders or purchasers, the Board of Trustees of the Fund promptly will consider what action should be taken.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the trade date. Investment income is recorded on the accrual basis and includes amortization of premium and discount on investments.

   USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
   Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding. Dividends are declared daily and distributed monthly in the form of additional Shares at net asset value unless the Shareholder elects to have dividends paid in cash, in which case they are credited monthly to the Shareholder's brokerage account with Wayne Hummer Investments LLC.

3. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. TRANSACTIONS WITH AFFILIATES
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"), and a Distribution Agreement and a Shareholder Service Agreement with Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). The shareholders of the Investment Adviser are the Voting Members of the Distributor and Shareholder Service Agent. For advisory and management services and facilities furnished, the Fund pays fees on a declining annual basis ranging from .50 of 1% on the first $500 million of average daily net assets to .275 of 1% of average daily net assets in excess of $2.5 billion. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1% of average daily net assets on an annual basis. During the period ended September 30, 1999 and the year ended March 31, 1999, the Fund incurred management fees of $869,661 and $1,587,540, respectively.

   For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses. The Fund reimburses the Shareholder Service Agent for the approximate cost of processing Fund Share transactions and maintaining Shareholder accounts.

   Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the period ended September 30, 1999 and the year ended March 31, 1999, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $16,000 and $24,800, respectively.


                 RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of the Shareholders was held at the offices of Wayne Hummer Investments LLC, 300 South Wacker Drive, Chicago, Illinois on June 30, 1999. Wayne Hummer Money Fund Trust shareholders were asked to vote on four separate issues: to elect seven trustees, to modify or eliminate certain fundamental investment policies, to approve the Agreement and Plan of Reorganization of the Trust, and to approve the amended Investment Advisory and Management Agreement.

The following are the results:

1. ELECTION OF SEVEN TRUSTEES. ALL SEVEN WERE ELECTED.

                             FOR              WITHHELD
                         -----------         ---------
   Steven R. Becker      190,261,347         3,363,502
   Charles V. Doherty    190,274,350         3,350,499
   Joel D. Gingiss       190,191,266         3,433,583
   Patrick B. Long       190,211,243         3,413,606
   David P. Poitras      190,017,792         3,607,057
   James J. Riebandt     190,337,522         3,287,327
   Eustace K. Shaw       190,442,734         3,182,115

2. TO APPROVE OF CHANGES TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES. These items were approved.
                                        FOR          AGAINST       ABSTAIN
                                     ---------      ---------     --------
   Types of Securities              183,517,860     5,787,573     4,319,416
   Diversification                  182,929,255     6,525,049     4,170,545
   Investment in one issuer         177,947,383     9,776,979     5,900,487
   Investing for control            178,989,949     9,738,551     4,896,349
   Portfolio lending                175,709,255    12,797,950     5,117,644
   Other investment
     companies                      178,621,205    10,302,565     4,701,079
   Investment in real estate
     or oil interests               178,728,437    10,405,351     4,491,061
   Unseasoned issuers               174,291,239    13,651,979     5,681,631
   Restricted and illiquid
     securities                     175,245,782    12,986,232     5,392,835
   Borrowing securities             175,254,912    13,370,521     4,999,416
   Senior securities                181,607,888     7,275,088     4,741,873
   Pledging portfolio securities    174,736,830    13,458,069     5,429,950
   Securities of issuers in
     which affiliates of the Trust
     hold an interest               178,374,564     9,574,300     5,675,985

3. TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION. This item was approved.
           FOR              AGAINST             ABSTAIN
       -----------         ---------           ---------
       183,796,463         5,390,879           4,437,507

4. TO APPROVE THE AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT. This item was approved.
           FOR              AGAINST             ABSTAIN
       -----------         ---------           ---------
       182,942,505         5,608,321           5,074,023



BOARD OF TRUSTEES
Steven R. Becker
Chairman

Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
David P. Poitras
James J. Riebandt
Eustace K. Shaw



This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.


LOGO: Wayne Hummer Investment LLC


300 South Wacker
Chicago, Illinois
60606-6607

1.800.678.0833 (toll-free)
(920) 734.1474 (local)


200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(920) 734.1474 (local)


                                 www.whummer.com

                                 WAYNE HUMMER(R)
                                   GROWTH FUND

SEMI-ANNUAL FINANCIAL STATEMENTS
September 30, 1999 (Unaudited)


Dear Fellow Shareholder:
This report presents the semi-annual financial statements of the Wayne Hummer Growth Fund on September 30, 1999. The net asset value of a Fund share increased 20.0% from $30.93 on September 30, 1998 to $37.13 on September 30, 1999. If
dividends as well as distributions from capital gains were reinvested during this period, the increase was 27.9%. During this same period the total return for the Russell Mid-Cap Index was 19.5%. For the first half of this fiscal year the increase on this same basis was 5.5%, compared to 1.5% for the Russell Index.

During the first half of the current fiscal year, the Fund's Board of Trustees declared a dividend of $.03 per share and a capital gain distribution of $1.52 payable to shareholders on April 27, and another dividend of $.02 payable on July 26.

It's evident from the above return numbers that much of the market's progress over the past twelve months was front-end loaded. The first half benefited from a receding angst, as the earlier financial crises in many emerging markets gave way to recovery and restored hope. This, together with continued strong U.S. economic growth, allowed the market to continue apace, setting a new high as recently as July. Market performance since then has been an entirely different story, as most of the major market indices went into significant decline, sufficient to label it a market correction (generally regarded to be 10% or more). The S&P 500 declined each month of the just concluded quarter. This was the first such string since the fall of 1990, when Iraq invaded Kuwait.

With September living up to its reputation of being the worst of months for the stock market, and October having its own share of skeletons in the closet, market participants seemed to settle into a gloom as they contemplated or contrived a host of goblins intent on waking the long slumbering bear.

Haunted by the specter of Federal Reserve tightening, as fears of inflation have again emerged from deep repose, the authorities have spooked us into maintaining a vigilance for future rate hikes. A sharp, unexpected spike in the most recently released Producer Price Index followed a recent glittering in the gold market, a harbinger of domestic inflationary pressures. Stock and fixed income participants alike were bothered by a vague sense that prices were too high.

When the bell tolled the end of the third quarter, the stock market (S&P 500) had declined 6.3% for the period. However, consider that by the end of September, fully 60% of stocks on the New York Stock Exchange had declined 20% or more from their 52-week highs, with over 36% down more than 30%. For NASDAQ stocks, the picture looked even bleaker. More than 70% of its issues were down 20% or more from their 52-week highs, with 52% down 30% or more.

The bond market, too, was experiencing its worst performance since its 1994 bear market, and now shows a negative return for the year. To gauge the significance of this, consider that 1994 was the single year, in the 20 years since Paul Volker first stiffened the Federal Reserve in its battle against inflation, that the bond market registered a negative return.

Despite market jitters, fears of an over-heated economy seem misplaced, as the most recent estimates of second quarter GDP growth center on a relatively anemic 1.6% rate. This would be the weakest quarter in four years. And though gold has strengthened, its price is at about where it began the year. Nor do we foresee an impending economic recession. The market does, however, evince increasing sensitivity to the perceived direction of interest rates. Much of this bull market's gain has come from a dramatic expansion of price/earnings ratios, driven by the long secular decline in interest rates. We believe that earnings growth can continue to drive market gains, albeit at a more moderate rate than in recent years, as the economic outlook, in our view, remains healthy.

A notable bright spot in the market, and in our Fund, continues to be the technology sector. Despite broad weakness across its component stocks, the performance of the NASDAQ Index itself ranked among the best


Photo of: THOMAS J. ROWLAND
of the major stock market barometers for the past year. This reflects the fact that its performance is heavily influenced by a relatively few large technology companies that have seen their share prices rise dramatically.

Until a few years ago, our Fund had relatively little exposure to stocks in this sector. We have made numerous references in the past to the important role that productivity has played in the low inflation, low interest rate environment that has characterized the current long U.S. economic expansion. Technology has been the driver of productivity gains that have enabled this healthy economic growth over an extended period, so far with muted inflationary pressures. Tech stocks now represent nearly a quarter of the equity market value of the Fund, roughly reflecting their weighting in the market generally.

Four of the Fund's ten largest holdings are technology issues. All are associated in various capacities with the new "information age" and communications technologies. All are integral either to the functioning and/or functionality of the burgeoning internet and e-commerce, or to the expansion of wireless communication. They have contributed significantly to our Fund's performance over the past year. Qualcomm Inc., now the Fund's largest holding, Sun Microsystems, Applied Materials and ADC Telecommunications posted gains of 689.3%, 273.4%, 207.7%, and 98.5%, respectively, during the past year.

The Fund's emphasis is identifying and making investments in promising companies that would generally be characterized as mid-capitalization companies. Except for ADC, each of the companies cited above has seen its market value balloon since being acquired for the Fund, such that each now qualifies as a large cap company. We point this out only because size alone is not a criteria for eliminating a stock from the Fund. That determination is left to an ongoing assessment of a company's future prospects and the appropriate valuation associated with those prospects, or to diversification considerations.

As always, we are pleased to be a part of your long-term investment planning.

Sincerely,



/s/ Thomas J. Rowland, CFA
Thomas J. Rowland, CFA
President
Wayne Hummer Investment Trust
October 25, 1999




                               PERFORMANCE SUMMARY

RESULTS AT A GLANCE (WITH DIVIDENDS REINVESTED):

ANNUALIZED RETURNS FOR THE     1 YEAR        3 YEAR        5 YEAR       10 YEAR
FOLLOWING PERIODS:
WAYNE HUMMER GROWTH FUND       25.38%        18.52%         17.02%      13.21%
(assuming 2% sales charge)
WAYNE HUMMER GROWTH FUND       27.94%        19.32%         17.49%      13.44%
(at net asset value)
RUSSELL MID-CAP INDEX          19.46%        14.89%         17.46%      13.90%

S&P 500 INDEX                  27.79%        25.08%         25.02%      16.80%


NOTE: The Russell Mid-Cap and the S&P 500 are unmanaged and all returns include reinvested dividends. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       STATEMENT OF ASSETS AND LIABILITIES
                                                                                                  SEPTEMBER 30,           YEAR ENDED
                                                                                                           1999            MARCH 31,
                                                                                                     (UNAUDITED)                1999
                                                                                                   ------------         ------------
ASSETS
Investments, at value (Cost: $72,514,546 and $68,616,554, respectively) ..................         $141,534,788         $139,310,996
Cash .....................................................................................               23,943               47,212
Dividends receivable .....................................................................              117,550              126,050
Prepaid expenses .........................................................................               87,211               32,628
Insurance deposit ........................................................................                3,846                3,846
Receivable for Fund Shares sold ..........................................................                4,040              111,500
                                                                                                   ------------         ------------
    Total assets .........................................................................          141,771,378          139,632,232

LIABILITIES AND NET ASSETS
Due to Wayne Hummer Management Company ...................................................               89,024               90,992
Accounts payable .........................................................................               23,399               47,546
                                                                                                   ------------         ------------
    Total liabilities ....................................................................              112,423              138,538
                                                                                                   ------------         ------------
Net assets applicable to 3,814,888 and 3,804,922 Shares outstanding,
  no par value, equivalent to $37.13 and $36.66 per Share, respectively ..................         $141,658,955         $139,493,694
                                                                                                   ============         ============

ANALYSIS OF NET ASSETS
Paid-in capital ..........................................................................         $ 63,183,388         $ 62,948,383
Net unrealized appreciation of investments ...............................................           69,020,242           70,694,442
Undistributed net realized gain on sales of investments ..................................            9,435,502            5,763,961
Undistributed net investment income ......................................................               19,823               86,908
                                                                                                   ------------         ------------
Net assets applicable to Shares outstanding ..............................................         $141,658,955         $139,493,694
                                                                                                   ============         ============

THE PRICING OF SHARES
Net asset value and redemption price per Share ($141,658,955 / 3,814,888
  Shares outstanding and $139,493,694 / 3,804,922 Shares
  outstanding, respectively) .............................................................         $      37.13         $      36.66

Maximum offering price per Share (net asset value, plus 2.02% of
  net asset value or 2% of offering price)* ..............................................         $      37.89                  N/A
                                                                                                   ============         ============
*Sales charge of 2% was effective August 1, 1999 for new accounts.

                             STATEMENT OF OPERATIONS
                                                                                          SIX MONTHS ENDED               YEAR ENDED
                                                                                        SEPTEMBER 30, 1999                MARCH 31,
                                                                                                (UNAUDITED)                    1999
                                                                                               -----------              -----------
INVESTMENT INCOME:
  Dividends ......................................................................             $   761,697              $ 1,641,249
  Interest .......................................................................                  68,535                  188,094
                                                                                               -----------              -----------
    Total investment income ......................................................                 830,232                1,829,343

EXPENSES:
  Management fee .................................................................                 555,249                1,030,442
  Professional fees ..............................................................                  47,730                   60,581
  Transfer agent fees ............................................................                  26,451                   49,056
  Printing costs .................................................................                  17,665                   31,293
  Trustee fees ...................................................................                  13,500                   23,300
  Custodian fees .................................................................                  11,800                   23,300
  Portfolio accounting fees ......................................................                  10,809                   20,728
  Registration costs .............................................................                   5,200                   18,681
  Other ..........................................................................                   5,740                   18,037
                                                                                               -----------              -----------
    Total expenses ...............................................................                 694,144                1,275,418
                                                                                               -----------              -----------
Net investment income ............................................................                 136,088                  553,925
                                                                                               -----------              -----------

Net realized gain on sales of investments ........................................               9,435,500                8,564,539
Change in unrealized appreciation ................................................              (1,674,200)                (862,439)
                                                                                               -----------              -----------
Net gain on investments ..........................................................               7,761,300                7,702,100
                                                                                               -----------              -----------

Net increase in net assets resulting from operations .............................             $ 7,897,388              $ 8,256,025
                                                                                               ===========              ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS
                                                                                           SIX MONTHS ENDED
                                                                                              SEPTEMBER 30,              YEAR ENDED
                                                                                                       1999               MARCH 31,
                                                                                                 (UNAUDITED)                   1999
                                                                                              -------------           -------------
OPERATIONS:
  Net investment income ............................................................          $     136,088           $     553,925
  Net realized gain on sales of investments ........................................              9,435,500               8,564,539
  Change in net unrealized appreciation ............................................             (1,674,200)               (862,439)
                                                                                              -------------           -------------
  Net increase in net assets resulting from operations .............................              7,897,388               8,256,025

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income ............................................................               (203,173)               (607,453)
  Net realized gain on investments .................................................             (5,763,959)             (5,823,502)
                                                                                              -------------           -------------
  Total dividends to Shareholders ..................................................             (5,967,132)             (6,430,955)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold ........................................................              4,382,163              10,389,176
  Shares issued upon reinvestment of dividends .....................................              5,746,039               6,216,025
                                                                                              -------------           -------------
                                                                                                 10,128,202              16,605,201
  Less payments for Shares redeemed ................................................              9,893,197              19,679,491
                                                                                              -------------           -------------
  Increase (decrease) from Capital Share transactions ..............................                235,005              (3,074,290)
                                                                                              -------------           -------------

  Total increase (decrease) in net assets ..........................................              2,165,261              (1,249,220)

NET ASSETS:
Beginning of period ................................................................            139,493,694             140,742,914
                                                                                              -------------           -------------
End of period (including undistributed net investment income of
  $19,823 and $86,908, respectively) ...............................................          $ 141,658,955           $ 139,493,694
                                                                                              =============           =============

                              FINANCIAL HIGHLIGHTS

(For a Share outstanding throughout each period)
                                                          SIX MONTHS ENDED
                                                        SEPTEMBER 30, 1999                     YEAR ENDED MARCH 31,
                                                                (UNAUDITED)          1999          1998          1997          1996
                                                        ------------------       --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD.......                         $36.66         $36.10        $28.03        $26.37        $23.43

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income....................                           0.03           0.14          0.19          0.26          0.32
  Net realized and unrealized gain
    on investments.........................                           2.01           2.09         10.57          2.69          3.41
                                                                   -------        -------       -------       -------       -------
               Total from investment operations                       2.04           2.23         10.76          2.95          3.73

LESS DISTRIBUTIONS:
  Dividends from net investment income.....                          (0.05)         (0.16)        (0.20)        (0.29)        (0.31)
  Distributions from net realized gain on investments                (1.52)         (1.51)        (2.49)        (1.00)        (0.48)
                                                                   -------        -------       -------       -------       -------
              Total distributions..........                          (1.57)         (1.67)        (2.69)        (1.29)        (0.79)
                                                                   -------        -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD.............                         $37.13         $36.66        $36.10        $28.03        $26.37
                                                                   =======        =======       =======       =======       =======

TOTAL RETURN (b)...........................                          5.54%          6.37%        40.57%         11.61%       16.15%

RATIOS AND SUPPLEMENTARY DATA:
Net assets, end of period ($000's).........                       $141,659       $137,494      $140,743       $104,214     $102,608
Ratio of expenses to average net assets....                       0.95% (a)         0.94%         0.96%          0.99%        1.06%
Ratio of net investment income to average net assets              0.19% (a)         0.41%         0.58%          0.97%        1.29%
Portfolio turnover rate....................                          6%               12%            7%             9%           6%

(a)  Determined on an annualized basis.
(b)  Excludes 2% sales charge.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PORTFOLIO OF INVESTMENTS


                               September 30, 1999


                                     NUMBER
                                       OF
COMMON STOCKS (97.2%)                SHARES     VALUE
---------------------               --------- ---------
AUTO & MACHINERY 7.8%
Autoliv, Inc.                        40,920 $ 1,539,615
Illinois Tool Works, Inc.           100,000   7,456,250
Regal-Beloit Corporation            100,000   2,050,000
                                             ----------
                                             11,045,865
BANKING 4.1%
Northern Trust Corporation           70,000   5,845,000

CHEMICAL 3.7%
Avery Dennison Corporation           70,000   3,692,500
RPM, Inc.                           125,000   1,523,437
                                             ----------
                                              5,215,937
COMMUNICATIONS EQUIPMENT 10.9%
ADC Telecommunications, Inc. (b)    100,000   4,193,750
Andrew Corporation (b)              100,000   1,737,500
QUALCOMM Incorporated (b)            50,000   9,459,375
                                             ----------
                                             15,390,625
ELECTRICAL/ELECTRONICS 16.8%
Applied Materials, Inc. (b)          80,000   6,230,000
Emerson Electric Co.                 50,000   3,159,375
Kronos, Inc. (b)                     47,000   1,724,313
Photronics, Inc. (b)                 60,000   1,346,250
Sun Microsystems, Inc. (b)          100,000   9,300,000
Thomas & Betts Corporation           40,000   2,040,000
                                             ----------
                                             23,799,938
FOOD, BEVERAGE & HOUSEHOLD 4.6%
McCormick & Company, Incorporated   100,000   3,306,250
PepsiCo, Inc.                        60,000   1,815,000
Smucker (The J. M.) Company Class B  80,000   1,470,000
                                             ----------
                                              6,591,250
HEALTH CARE AND PHARMACEUTICALS 16.9%
Abbott Laboratories                  50,000   1,837,500
C. R. Bard, Inc.                     60,000   2,823,750
Cardinal Health, Inc.               100,000   5,450,000
HCR Manor Care, Inc. (b)             40,000     692,500
Health Management Associates,Inc.(b)120,000     885,000
Patterson Dental Company (b)         75,000   3,717,187
Perclose, Inc. (b)                   25,000   1,164,062
STERIS Corporation (b)               60,000     825,000
Sybron International Corporation (b) 75,000   2,015,625
Watson Pharmaceuticals, Inc. (b)     35,000   1,069,687
Wesley Jessen VisionCare, Inc. (b)  110,000   3,430,625
                                             ----------
                                             23,910,936
INSURANCE 6.3%
AON Corporation                      67,500   1,995,469
Cincinnati Financial Corporation     90,000   3,377,813




                                     NUMBER
                                       OF
                                     SHARES     VALUE
                                    --------- ---------
INSURANCE (CONTINUED)
Ohio Casualty Corporation            80,000 $ 1,350,000
Old Republic International
   Corporation                      150,000   2,165,625
                                             ----------
                                              8,888,907
MERCHANDISING & DISTRIBUTION 10.4%
Borders Group, Inc. (b)              90,000   1,321,875
CVS Corporation                     100,000   4,081,250
Fastenal Company                     70,000   3,298,750
The Gap, Inc.                        75,000   2,400,000
LA-Z-Boy Incorporated               110,000   2,096,875
Office Depot, Inc. (b)              150,000   1,528,125
                                             ----------
                                             14,726,875
PAPER & FOREST PRODUCTS 3.8%
Consolidated Papers, Inc.           110,000   2,956,250
Sonoco Products Company             110,000   2,509,375
                                             ----------
                                              5,465,625
PUBLISHING & MEDIA 5.4%
Interpublic Group of Companies, Inc.185,000   7,608,125

MISCELLANEOUS 6.5%
Bacou USA, Inc. (b)                  65,000   1,084,688
H & R Block, Inc.                    60,000   2,606,250
Burlington Resources, Inc.           60,000   2,205,000
Cintas Corporation                   10,000     578,125
Pall Corporation                    120,000   2,782,500
                                             ----------
                                              9,256,563
                                             ----------
Total Common Stocks (Cost: $68,725,404)     137,745,646

SHORT-TERM INVESTMENTS (2.7%)
United States Treasury Bills
4.39% - 4.52%, 10/07/99 - 11/04/99            3,789,142
                                             ----------

TOTAL INVESTMENTS
  (Cost: $72,514,546) (99.9%)               141,534,788
CASH AND OTHER ASSETS,
  LESS LIABILITIES (0.1%)                       124,167
                                             ----------
NET ASSETS (100.0%)                        $141,658,955
                                           ============


NOTES TO PORTFOLIO OF INVESTMENTS:

(a) Interest rates on short-term investments represent annualized yield to date of maturity.

(b)  Non-income producing security.

(c) Based on the cost of investments of $72,514,546 for federal income tax purposes at September 30, 1999, the aggregate gross unrealized appreciation was $74,119,545, the aggregate gross unrealized depreciation was $5,099,303 and the net unrealized appreciation of investments was $69,020,242.



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS



ORGANIZATION:
   Wayne Hummer Investment Trust (the "Trust"), is an open-end investment company organized as a Massachusetts business trust. The Trust consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Growth Fund (the "Fund"). The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve long-term capital growth.

1. SIGNIFICANT ACCOUNTING POLICIES
   SECURITY VALUATION
   Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last price on a prior day is not between the current day's closing bid and asked price, then the value of such security is taken to be the mean between the current day's closing bid and asked price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry, except that debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount.

   USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
   Prior to August 1, 1999, the Fund Shares were sold and redeemed on a continuous basis at net asset value. Effective August 1, 1999, the Fund Shares are sold subject to a 2% sales charge for new accounts opened after this date. Net asset value per Share is determined on each day the New York Stock Exchange is open as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

   Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash. Dividends payable to Shareholders are recorded by the Fund on the ex-dividend date. On October 22, 1999, an ordinary income dividend of $0.02 per Share was declared, payable October 25, 1999, to Shareholders of record on October 21, 1999.

3. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. TRANSACTIONS WITH AFFILIATES
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 1.50% of the average daily net assets of the Fund. During the period ended September 30, 1999 and the year ended March 31, 1999, the Fund incurred management fees of $555,249 and $1,030,442, respectively.

                    NOTES TO FINANCIAL STATEMENTS CONTINUED


   For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

   Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund.

   Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the period ended September 30, 1999 and the year ended March 31, 1999, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $13,500 and $23,300, respectively.

5. INVESTMENT TRANSACTIONS
   Investment transactions (excluding money market instruments) are as follows:

                      SIX MONTHS ENDED      YEAR ENDED
                     SEPTEMBER 30, 1999   MARCH 31, 1999
                     ------------------   --------------
   Purchases             $ 7,817,088        $15,664,291
   Proceeds from sales   $14,917,968        $22,220,224

6. FUND SHARE TRANSACTIONS
   Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

                                       SIX MONTHS ENDED      YEAR ENDED
                                      SEPTEMBER 30, 1999   MARCH 31, 1999
                                      ------------------   --------------

   Shares sold                              115,111            298,220
   Shares issued upon reinvestment
      of dividends                          153,792            174,372
                                          -----------        -----------
                                            268,903            472,592
   Shares redeemed                         (258,937)          (566,280)
                                          -----------        -----------
   Net increase (decrease) in
      Shares outstanding                      9,966            (93,688)
                                          ===========        ===========



                 RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of the Shareholders was held at the offices of Wayne Hummer Investments LLC, 300 South Wacker Drive, Chicago, Illinois on June 30, 1999. The Wayne Hummer Growth Fund shareholders were asked to vote on four separate issues: to elect seven trustees, to modify or eliminate certain fundamental investment policies, to authorize the Trustees to amend the Declaration of Trust to enable the Trustees to create additional classes of shares, and to ratify the appointment of Ernst & Young LLP as auditors.

The following are the results:

1. ELECTION OF SEVEN TRUSTEES. All seven were elected.

                             FOR             WITHHELD
                          ---------          --------
   Steven R. Becker       2,034,936           23,724
   Charles V. Doherty     2,043,342           15,318
   Joel D. Gingiss        2,046,853           11,807
   Patrick B. Long        2,037,503           21,157
   David P. Poitras       2,040,154           18,506
   James J. Riebandt      2,049,517            9,143
   Eustace K. Shaw        2,050,936            7,724

2. TO APPROVE OF CHANGES TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES. These items were approved.
                                       FOR         AGAINST       ABSTAIN
                                    ---------     --------      --------
   Other investment companies       1,965,231      57,718        34,862
   Portfolio lending                1,916,851      99,699        41,261
   Pledging portfolio securities    1,913,245      105,912       38,654
   Borrowing                        1,925,314      94,765        37,732
   Issuing senior securities        1,933,527      89,230        35,054
   Restricted securities            1,952,265      73,838        31,708

3. TO APPROVE THE AUTHORIZATION OF AN AMENDMENT TO THE DECLARATION OF TRUST TO PERMIT THE TRUSTEES TO ESTABLISH ADDITIONAL CLASSES OF SHARES OF THE TRUST. This item was approved.
                             FOR            AGAINST             ABSTAIN
                           -------         --------             -------
                          1,944,274         69,868              43,669

4. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS OF EACH PORTFOLIO OF THE TRUST FOR THE FISCAL YEAR TO END MARCH 31, 2000. This item was approved.
                             FOR            AGAINST             ABSTAIN
                           -------         --------             -------
                          2,007,559         17,815              33,286







BOARD OF TRUSTEES
Steven R. Becker
Chairman
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
David P. Poitras
James J. Riebandt
Eustace K. Shaw


This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.


LOGO: Wayne Hummer Investment LLC



300 South Wacker
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)


200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(414) 734.1474 (local)


                                 www.whummer.com

                                 WAYNE HUMMER(R)
                                   INCOME FUND


SEMI-ANNUAL FINANCIAL STATEMENTS
September 30, 1999 (Unaudited)

PERFORMANCE COMMENTARY
The following discussion with portfolio manager David P. Poitras details the investment environment and strategies that affected the Wayne Hummer Income Fund over the past six months. Mr. Poitras has been the Fund's portfolio manager since its inception on December 1, 1992. He also manages the Wayne Hummer Money Market Fund portfolio.

PLEASE DESCRIBE THE RECENT INVESTMENT CLIMATE FOR FIXED INCOME SECURITIES. Interest rates rose approximately 50 basis points over the past six months, pushing bond prices lower and extending a slide that began last year. Bond prices began falling during October of 1998. At that time, the yield on 10-year treasury notes was 4.15%. Today, those same notes yield more than 6%. In terms of dollar prices, the average ten-year treasury note has fallen by 15 points, or $150 per $1,000 par value, over the past year.

WHAT CAUSED BOND PRICES TO FALL?
That question can be partially answered by looking back to the events of 1998. Last year, interest rates fell to record low levels as concerns over problems in overseas markets drove investors to the safety of U.S. treasury securities. The Federal Reserve Bank made three quick, short-term interest rate cuts, primarily to quell investor skittishness. The net result was higher bond prices and record low interest rates.

We view this year's fall in bond prices (and rise in interest rates) as an unwinding of last year's events. This year, the Fed reversed direction, raising short-term interest rates twice by a total of 50 basis points or 1 1/42%. Also, foreign markets are in much better shape today than last year. We believe much of the "flight to quality" witnessed last year has been reversed.

In addition, the strong U.S. economy is adding downward pressure to the bond market. Economic growth in the U.S. has been very healthy over the past several years. Many fixed income investors are concerned that inflation will accelerate if the economy does not slow. Often, extended periods of economic growth cause inflation to accelerate. Generally, rising inflation results in higher interest rates and lower bond prices.

HOW DID THE WAYNE HUMMER INCOME FUND PERFORM IN THIS ENVIRONMENT?
Over the past six months, the Fund paid monthly dividends totaling $0.4045 per share. At quarter end, the SEC yield of the Fund was 6.22%. The Fund's price per share ended the quarter at $14.84, down from $15.21 on March 31, 1999.

Prices of all fixed income investments were negatively impacted by the rise in interest rates -- the Wayne Hummer Income Fund was no exception. The Fund produced a total return of .24% over the past 6-months and -.71% over the past twelve months. While the returns were disappointing, we believe that steps taken earlier to reduce the portfolio's price volatility to interest rate changes helped mitigate the impact of rising interest rates.

PLEASE DESCRIBE THOSE STRATEGIES.
Last year, when interest rates were falling to record low levels, we reduced the portfolio's duration to 3.9 years. In addition, we added many "put bonds" and "cushion bonds" to the portfolio. Put bonds are periodically redeemable at the holder's option. Cushion bonds are high coupon callable bonds; the price of these bonds is relatively low due to the call feature. The characteristics of both -- put bonds and cushion bonds -- provide price protection when interest rates rise. We took these steps to lessen the negative impact of rising interest rates.



PHOTO OF: DAVID P. POITRAS

NOW THAT RATES ARE HIGHER, HAVE YOU CHANGED STRATEGIES?
Yes. This year, while interest rates were rising, we extended the portfolio's duration, primarily through the purchase of longer-term treasury bonds. By doing so, our goal is to lock in higher interest rates for longer periods of time. The duration of the Fund's portfolio is now approximately 4.5 years.

WHAT IS YOUR FORECAST FOR THE NEAR TERM?
We are comfortable with today's interest rate levels. The bond market rallied too far in 1998, pushing interest rates too low. The market has since corrected and now offers reasonable opportunities. Near-term, we do not expect huge changes in interest rates. However the market continues to exhibit a pronounced downward tone, which in our opinion, is an opportunity to purchase bonds at attractive levels.

WHAT ARE YOUR STRATEGIES GOING FORWARD?
We will continue to extend the duration of the Fund's portfolio, especially if interest rates rise further. We will do so through the purchase of longer-term treasury and corporate issues. The character of the portfolio -- the heavy weighting in AAA-rated securities, and the heavy allocation to corporate issues -- will not change over the near-term.

We appreciate your continued support.


/s/ David P. Poitras
David P. Poitras
Portfolio Manager

October 22, 1999


                               PERFORMANCE SUMMARY

RESULTS AT A GLANCE (WITH DIVIDENDS REINVESTED) :

ANNUALIZED RETURNS FOR THE     1 YEAR     3 YEAR      5 YEAR    SINCE INCEPTION
FOLLOWING PERIODS:                                             (12/1/92-9/30/99)

WAYNE HUMMER INCOME FUND       (1.70%)     5.74%       6.72%         6.00%
(assuming a 1% sales charge)

WAYNE HUMMER INCOME FUND        (.71%)     6.09%       6.94%         6.15%
(at net asset value)

MERRILL LYNCH CORPORATE AND      .73%      6.38%       7.09%         6.39%
GOVERNEMENT INDEX OF 1-9.99
YEAR MATURITIES

NOTE: Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       STATEMENT OF ASSETS AND LIABILITIES
                                                                                                SEPTEMBER 30,
                                                                                                         1999             MARCH 31,
                                                                                                   (UNAUDITED)                 1999
                                                                                                 ------------          ------------
ASSETS
Investments, at value (Cost:  $18,983,269 and $19,954,146, respectively) ...............         $ 18,576,993          $ 20,053,231
Cash ...................................................................................                6,090                   684
Interest receivable ....................................................................              314,957               314,709
Receivable for securities sold .........................................................                1,974                 5,842
Prepaid expenses .......................................................................               18,795                12,182
                                                                                                 ------------          ------------
            Total assets ...............................................................           18,918,809            20,386,648

LIABILITIES AND NET ASSETS
Dividends payable ......................................................................               27,317                23,743
Due to Wayne Hummer Management Company .................................................                7,744                 8,624
Accounts payable .......................................................................               13,742                26,900
                                                                                                 ------------          ------------
            Total liabilities ..........................................................               48,803                59,267
                                                                                                 ------------          ------------
Net assets applicable to 1,271,696 and 1,336,873 Shares outstanding,
  no par value, equivalent to $14.84 and $15.21 per Share, respectively ................         $ 18,870,006          $ 20,327,381
                                                                                                 ============          ============

ANALYSIS OF NET ASSETS
Paid-in capital ........................................................................         $ 20,056,726          $ 21,016,670
Net unrealized appreciation (depreciation) of investments ..............................             (406,276)               99,085
Accumulated net realized loss on sales of investments ..................................             (780,444)             (788,374)
                                                                                                 ------------          ------------
Net assets applicable to Shares outstanding ............................................         $ 18,870,006          $ 20,327,381
                                                                                                 ============          ============

THE PRICING OF SHARES
Net asset value and redemption price per Share ($18,870,006 / 1,271,696
  Shares outstanding and $20,327,381 / 1,336,873
  Shares outstanding, respectively) ....................................................         $      14.84          $      15.21

Maximum offering price per Share (net asset value, plus 1.01% of
  net asset value or 1% of offering price)* ............................................         $      14.99                    NA
                                                                                                 ============          ============

* Sales charge of 1% was effective August 1, 1999 for new accounts.

                             STATEMENT OF OPERATIONS
                                                                                          SIX MONTHS ENDED
                                                                                             SEPTEMBER 30,               YEAR ENDED
                                                                                                      1999                MARCH 31,
                                                                                                (UNAUDITED)                    1999
                                                                                               -----------              -----------
INVESTMENT INCOME:
  Interest .......................................................................             $   662,920              $ 1,411,842

EXPENSES:
  Management fee .................................................................                  49,657                  103,836
  Professional fees ..............................................................                  15,880                   23,644
  Transfer agent fees ............................................................                  10,236                   24,053
  Portfolio accounting fees ......................................................                   8,893                   18,577
  Registration costs .............................................................                   5,022                   10,500
  Printing costs .................................................................                   4,004                   13,440
  Custodian fees .................................................................                   3,800                    7,838
  Trustee fees ...................................................................                   1,600                    3,600
  Other ..........................................................................                   1,680                    4,260
                                                                                               -----------              -----------
            Total expenses .......................................................                 100,772                  209,748
                                                                                               -----------              -----------
Net investment income ............................................................                 562,148                1,202,094
                                                                                               -----------              -----------

Net realized gain (loss) on sales of investments .................................                 (12,729)                 119,756
Change in net unrealized appreciation (depreciation) .............................                (505,361)                (358,228)
                                                                                               -----------              -----------
Net realized and unrealized loss on investments ..................................                (518,090)                (238,472)
                                                                                               -----------              -----------

Net increase in net assets resulting from operations .............................             $    44,058              $   963,622
                                                                                               ===========              ===========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       3

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         SIX MONTHS ENDED
                                                                                            SEPTEMBER 30,                YEAR ENDED
                                                                                                     1999                 MARCH 31,
OPERATIONS:                                                                                    (UNAUDITED)                     1999
                                                                                             ------------              ------------

  Net investment income ........................................................             $    562,148              $  1,202,094
  Net realized gain (loss) on sales of investments .............................                  (12,729)                  119,756
  Change in net unrealized appreciation ........................................                 (505,361)                 (358,228)
                                                                                             ------------              ------------
Net increase in net assets resulting from operations ...........................                   44,058                   963,622

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income ........................................................                 (541,489)               (1,196,917)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold ....................................................                  786,822                 1,772,995
  Shares issued upon reinvestment of dividends
                                                                                                  408,991                   913,838
                                                                                             ------------              ------------
                                                                                                1,195,813                 2,686,833
  Less payments for Shares redeemed ............................................                2,155,757                 3,429,770
                                                                                             ------------              ------------
Decrease from Capital Share transactions .......................................                 (959,944)                 (742,937)
                                                                                             ------------              ------------
Total decrease in net assets ...................................................               (1,457,375)                 (976,232)

NET ASSETS:
  Beginning of period ..........................................................               20,327,381                21,303,613
                                                                                             ------------              ------------
  End of period ................................................................             $ 18,870,006              $ 20,327,381
                                                                                             ============              ============

                              FINANCIAL HIGHLIGHTS

(For a Share outstanding throughout each period)

                                                          SIX MONTHS ENDED
                                                        SEPTEMBER 30, 1999                    YEAR ENDED MARCH 31,
                                                                (UNAUDITED)          1999          1998          1997          1996
                                                        ------------------       --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD.......                         $15.21         $15.38        $14.66        $14.95        $14.69

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income....................                           0.41           0.89          0.94          0.92          1.02
  Net realized and unrealized gain (loss) on investments             (0.37)         (0.17)         0.72         (0.29)         0.26
                                                                    ------         ------        ------        ------        ------
      Total from investment operations.....                           0.04           0.72          1.66          0.63          1.28

LESS DISTRIBUTIONS:
  Dividends from net investment income.....                          (0.41)         (0.89)        (0.94)        (0.92)        (1.02)
  Dividends from net realized gain on investments                     0.00           0.00          0.00          0.00          0.00
                                                                    ------         ------        ------        ------        ------
      Total distributions..................                          (0.41)         (0.89)        (0.94)        (0.92)        (1.02)
                                                                    ------         ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD.............                         $14.84         $15.21        $15.38        $14.66        $14.95
                                                                    ======         ======        ======        ======        ======
TOTAL RETURN (b)...........................                          0.24%          4.74%        11.25%         4.32%         8.79%

RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of period (000's)........                        $18,870        $20,327       $21,304       $21,998       $25,398
  Ratio of expenses to average net assets..                       1.01% (a)         1.01%         1.01%         1.01%         0.91%
  Ratio of net investment income to average net assets            5.66% (a)         5.78%         6.00%         6.25%         6.80%
  Portfolio turnover rate..................                         16% (a)           37%           28%           39%           46%

NOTES TO FINANCIAL HIGHLIGHTS:
(a) Determined on an annual basis.
(b) Excludes 1% sales charges.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PORTFOLIO OF INVESTMENTS



                               September 30, 1999

                                   PRINCIPAL
CORPORATE OBLIGATIONS (58.3%)       AMOUNT        VALUE
-----------------------------     ---------   ---------
AUTO & MACHINERY (5.0%)
Johnson Controls, Inc., 7.70%,
  due 03/01/15                   $  410,000   $ 418,229
Parker-Hannifin Corporation, 9.75%,
  due 02/15/21                      480,000     519,974
                                              ---------
                                                938,203
BANKS & FINANCE (7.6%)
Ford Motor Credit Company, 6.125%,
  due 01/09/06                      500,000     478,025
Norwest Corporation, 7.65%,
  due 03/15/05                      360,000     371,653
St. Paul Bancorp, Inc., 7.125%,
  due 02/15/04                      100,000      99,755
Sears Roebuck Acceptance Corp., 6.75%,
  due 09/15/05                      500,000     488,700
                                              ---------
                                              1,438,133
OIL AND GAS (3.6%)
Northwest Natural Gas Company, 6.80%,
  due 05/21/07                      200,000     201,310
Pennzoil Company, 10.25%,
  due 11/01/05                      436,000     481,763
                                              ---------
                                                683,073
PAPER & FOREST PRODUCTS (4.0%)
Champion International
  Corporation, 6.40%, due 02/15/26  500,000     479,050
Georgia Pacific Corporation, 9.50%,
  due 05/15/22                      250,000     267,083
                                              ---------
                                                746,133
RETAIL (3.5%)
Dayton Hudson Corporation, 5.865%,
  due 08/15/27                      655,000     654,155

TELECOMMUNICATIONS (4.6%)
Mountain States Telephone
  & Telegraph Co.,
  5.50%, due 06/01/05               269,000     251,268
NYNEX Corporation, 9.55%,
  due 05/01/10                      556,874     612,867
                                              ---------
                                                864,135
TRANSPORTATION (10.2%)
Canadian Pacific Limited, 8.85%,
  due 06/01/22                      500,000     519,725
Union Pacific Corporation, 6.125%,
  due 01/15/04                      500,000     483,285
United Air Lines, Inc., 9.76%,
  due 05/27/06                      860,729     932,557
                                              ---------
                                              1,935,567
MISCELLANEOUS (19.8%)
American General Corp., 7.75%,
  due 04/01/05                      285,000     290,384
Browning-Ferris Industries, Inc., 6.375%,
  due 01/15/08                      500,000     420,870
CBI Industries, Inc., 6.25%,
  due 06/30/00                      250,000     250,253
Continental Corp., 7.25%,
  due 03/01/03                      260,000     258,203
Crown, Cork & Seal Company, Inc., 8.375%,
   due 01/15/05                     400,000     413,596
Eastman Kodak Company, 9.75%,
  due 10/01/04                      428,000     482,480




                                  PRINCIPAL
                                     AMOUNT       VALUE
                                  ---------   ---------
MISCELLANEOUS (CONTINUED)
Inco Ltd., Convertible Debenture, 7.75%,
  due 03/15/16                    $ 500,000  $  454,375
Ingersoll-Rand Company, 6.015%,
  due 02/15/28                      500,000     499,150
Union Carbide Corp., 6.79%,
  due 06/01/25                      170,000     166,746
Xerox Corporation, 5.875%,
  due 06/15/37                      500,000     500,200
                                              ---------
                                              3,736,257
                                              ---------
TOTAL CORPORATE OBLIGATIONS
  (Cost: $11,228,448)                        10,995,656
                                             ----------

MUNICIPALITY-TAXABLE  (1.4%)
-------------------------------------------------------
Virginia State Housing Development
  Authority, 7.95%,
  due 05/01/13  (Cost: $254,187)    250,000     259,557
                                              ---------

MORTGAGE-BACKED SECURITIES (17.5%)
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (15.1%)
Federal Home Loan Mortgage Corporation (11.7%)

  7.50%, due 11/15/08               500,000     504,790
  8.50%, due 05/01/17               159,799     166,430
  8.00%, due 03/15/21             1,000,000   1,024,100
  8.00%, due 04/15/22               500,000     516,700
                                              ---------
                                              2,212,020

Federal National Mortgage Association (3.4%)

  8.00%, due 02/25/07               500,000     514,335
  8.50%, due 06/25/21               120,780     124,906
                                              ---------
                                                639,241

FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.7%)
  11.25%, due 04/01/01               14,934      15,872
  10.75%, due 09/01/15                5,932       6,469
  10.50%, due 01/01/16               39,793      43,199
  10.50%, due 06/01/19               91,475      99,526
   9.00%, due 12/01/19               54,115      56,483
   8.00%, due 12/01/22              105,429     107,905
                                              ---------
                                                329,454
                                              ---------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.7%)
   9.00%, due 11/15/01               16,238      16,924
   9.00%, due 02/20/27              109,370     113,151
                                              ---------
                                                130,075
                                              ---------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost: $3,324,973)                          3,310,790
                                              ---------

                                  PRINCIPAL
                                     AMOUNT       VALUE
                                  ---------   ---------
U.S. GOVERNMENT AND AGENCY ISSUES (21.3%)
-------------------------------------------------------
U.S. Treasury Note, 6.125%,
  due 12/31/01                    $ 200,000  $  201,746
U.S. Treasury Note, 6.25%,
  due 02/15/07                      420,000     423,641
Federal Home Loan Mortgage Corporation
  7.10%, due 04/10/07               750,000     770,152
U.S. Treasury Note, 6.125%,
  due 08/15/07                    1,850,000   1,851,517
U.S. Treasury Note, 7.50%,
  due 11/15/16                      690,000     763,934
                                              ---------
  TOTAL U.S. GOVERNMENT AND AGENCY
      ISSUES (Cost:  $4,175,661)              4,010,990
                                              ---------
TOTAL INVESTMENTS
  (Cost: $18,983,269) (98.5%)                18,576,993
CASH AND OTHER ASSETS,
  LESS LIABILITIES (1.5%)                       293,013
                                            -----------
NET ASSETS (100.0%)                         $18,870,006
                                            ===========

NOTE TO PORTFOLIO OF INVESTMENTS:
(a) Based on the cost of investments of $18,983,269 for federal income tax purposes at September 30, 1999, the aggregate gross unrealized appreciation was $80,859, the aggregate gross unrealized depreciation was $487,135 and the net unrealized depreciation of investments was $406,276.



                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
   Wayne Hummer Investment Trust (the "Trust") is an open-end management company organized as a Massachusetts business trust. The Trust consists of four investment portfolios, the Wayne Hummer CorePortfolio Fund, the Wayne Hummer Growth Fund, the Wayne Hummer Income Fund, and the Wayne Hummer Money Market Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Income Fund (the "Fund"). The Fund commenced investment operations on December 1, 1992, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve as high a level of current income as is consistent with prudent capital management.

1. SIGNIFICANT ACCOUNTING POLICIES
   SECURITY VALUATION
   Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities for which no market quotations are available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the market value on the 61st day prior to maturity) adjusted for amortization of premiums and accretion of discounts.

   SECURITY TRANSACTIONS
   AND INVESTMENT INCOME
   Security transactions are accounted for on the trade date. Interest income is determined on an accrual basis, adjusted for amortization of premiums and accretion of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles might require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
   Prior to August 1, 1999, the Fund Shares were sold on a continuous basis at net asset value. Effective August 1, 1999, the Fund Shares are sold subject to a 1% sales charge for new accounts opened after this date. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

   Dividends from net investment income are declared daily and distributed monthly. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash.

   Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences primarily relate to differing treatments for mortgage-backed securities.

3. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

   The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 1999, amounting to $788,374, is available to offset future capital gains. If not applied, $607,140 of the loss carry forward expires in 2003, $51,741 expires in 2004 and $129,493 expires in 2005.

4. TRANSACTIONS WITH AFFILIATES
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). For advisory and management services and facilities furnished, the Fund pays fees of .50 of 1% of the first $100 million of average daily net assets, .40 of 1% of the next $150 million and .30 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1.50% of the average daily net assets of the Fund. During the period ended September 30, 1999 and the year ended March 31, 1999, the Fund incurred management fees of $49,657 and $103,836, respectively.

   For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

   Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund.

   Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the period ended September 30, 1999 and the year ended March 31, 1999, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $1,600 and $3,600, respectively.

5. INVESTMENT TRANSACTIONS
   Investment transactions (excluding money market instruments) are as follows:

                      SIX MONTHS ENDED      YEAR ENDED
                     SEPTEMBER 30, 1999   MARCH 31, 1999
                       ---------------     -------------
   Purchases             $1,588,878         $7,615,503
   Proceeds from sales   $1,773,408         $9,174,534

6. FUND SHARE TRANSACTIONS
   Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:
                                       SIX MONTHS ENDED      YEAR ENDED
                                      SEPTEMBER 30, 1999   MARCH 31, 1999
                                       ----------------     -------------
   Shares sold                               52,089            114,578
   Shares issued upon
     reinvestment of dividends               27,345             59,060
                                          -----------        -----------
                                             79,434            173,638
   Shares redeemed                         (144,611)          (221,489)
                                          -----------        -----------
   Net decrease in Shares outstanding       (65,177)           (47,851)
                                          ===========        ===========



                 RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of the Shareholders was held at the offices of Wayne Hummer Investments LLC, 300 South Wacker Drive, Chicago, Illinois on June 30, 1999. The Wayne Hummer Income Fund shareholders were asked to vote on four separate issues: to elect seven trustees, to modify or eliminate certain fundamental investment policies, to authorize the Trustees to amend the Declaration of Trust to enable the Trustees to create additional classes of shares, and to ratify the appointment of Ernst & Young LLP as auditors.

The following are the results:

1. ELECTION OF SEVEN TRUSTEES. All seven were elected.

                             FOR             WITHHELD
                          --------           --------
   Steven R. Becker        869,587            13,927
   Charles V. Doherty      871,771            11,743
   Joel D. Gingiss         871,771            11,743
   Patrick B. Long         870,831            12,683
   David P. Poitras        872,214            11,300
   James J. Riebandt       872,214            11,300
   Eustace K. Shaw         872,214            11,300

2. TO APPROVE OF CHANGES TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES. These items were approved.

                                       FOR           AGAINST         ABSTAIN
                                    --------        --------        --------
   Other investment companies        838,596         31,351          13,567
   Portfolio lending                 830,417         37,543          15,554
   Pledging portfolio securities     823,535         44,542          15,437
   Borrowing                         819,122         47,290          17,102
   Issuing senior securities         827,089         42,050          14,375

3. TO APPROVE THE AUTHORIZATION OF AN AMENDMENT TO THE DECLARATION OF TRUST TO PERMIT THE TRUSTEES TO ESTABLISH ADDITIONAL CLASSES OF SHARES OF THE TRUST. This item was approved.

                             FOR            AGAINST             ABSTAIN
                          --------         --------            --------
                           838,707          32,205              12,602

4. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS OF EACH PORTFOLIO OF THE TRUST FOR THE FISCAL YEAR TO END MARCH 31, 2000. This item was approved.

                             FOR            AGAINST             ABSTAIN
                          --------         --------            --------
                           855,799          17,869               9,846





BOARD OF TRUSTEES

Steven R. Becker
Chairman

Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
David P. Poitras
James J. Riebandt
Eustace K. Shaw


This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.





LOGO: Wayne Hummer Investment LLC




300 South Wacker
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)


200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(414) 734.1474 (local)


www.whummer.com

                                 WAYNE HUMMER(R)
                               COREPORTFOLIO FUND

SEMI-ANNUAL FINANCIAL STATEMENTS
September 30, 1999 (Unaudited)

Dear Fellow Shareholder:
We are very pleased to present our first shareholder report for the Wayne Hummer CorePortfolio Fund (the "Fund"). This information is for the period ended September 30, 1999.

Fund operations were commenced on August 2, 1999. For the period of August 2, 1999 through September 30, 1999, the net asset value of a Fund Share decreased 2.9%, which compared with a decrease of 3.2% for the S&P 500 Index. Along with the performance results, we also display a listing of the holdings of the fund, as well as a chart showing the allocation of the portfolio among the broad sectors of the economy.

The market, as measured by the S&P 500, declined during the reporting period. Fears of higher interest rates and a possible economic slowdown weighed on the stock market. While these concerns may continue to pressure the market in the near term, we still view the market's longer-term prospects in a positive light. We continue to have low inflation, low interest rates, and a strong economy. These factors should sustain continuing gains in corporate earnings. Earnings ultimately drive markets, and, as such, we believe continued corporate earnings growth can support stock prices. We certainly do not see signs of a bear market in the making.

The Fund's strategy is to invest in a portfolio of the largest companies in each of the eleven Standard & Poor's economic sectors. We feel that the stocks held in the Fund are core holdings that could be a part of anyone's long-term investment plan. These companies are leaders in their respective industries and the economy as a whole, which means that they are typically the largest and generally the most consistently profitable corporations. The companies in the portfolio have an average market capitalization of $197 billion versus an average of $106 billion for the S&P 500 Index. In addition, the companies have an expected long-term growth rate in earnings of 16% versus 10% for the S&P 500 as determined by I/B/E/S International (a common source of analysts' earnings expectations data). As we proceed toward the new millennium, we continue to believe that the future earnings growth prospects of these companies are still very strong, which should warrant higher share prices.

Again, we welcome you as a new shareholder and appreciate the confidence you have placed in us. We are pleased to be part of your long-term investment planning.


Sincerely,

/s/ Thomas J. Rowland, CFA                           /s/ David D. Cox
Thomas J. Rowland, CFA                               David D. Cox
President                                            Portfolio Manager
Wayne Hummer Investment Trust
October 25, 1999

"Standard & Poor's(R)" and "S&P 500(R)" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by Wayne Hummer Management Company. The Wayne Hummer CorePortfolio Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Wayne Hummer CorePortfolio Fund.

Photos of: Thomas J. Rowland and David D. Cox

TOP 10 STOCK HOLDINGS AS OF 9/30/99
(as a % of net assets)

Microsoft Corporation....................   11.55%
General Electric Company.................    7.49
Intel Corporation........................    6.16
International Business Machines Corporation  5.50
Citigroup Inc............................    5.48
Wal-Mart Stores, Inc.....................    5.45
American International Group, Inc........    4.96
Procter & Gamble Company.................    4.46
Coca-Cola Company........................    4.25
Merck & Co., Inc.........................    3.76


TOTAL RETURNS FOR THE                       SINCE
FOLLOWING PERIOD:                           INCEPTION
                                            (08/02/99-
                                            9/30/99)

Wayne Hummer CorePortfolio Fund
   (assuming a 2% sales charge).....         (4.80%)
Wayne Hummer CorePortfolio Fund
   (at net asset value).............         (2.86%)
S&P 500 Index.......................         (3.18%)

Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

ASSET ALLOCATION BY ECONOMIC SECTOR AS OF 9/30/99
(% of total net assets)



[Pie Chart]
Communications Services  7%
Transportation           1%
Utilities                3%
Cash                     2%
Basic Materials          3%
Consumer Cyclical       12%
Consumer Staples        12%
Energy                   6%
Financial               14%
Healthcare              11%
Technology              23%
Capital Goods            9%

                       STATEMENT OF ASSETS AND LIABILITIES


                                                                                                               SEPTEMBER 30,
                                                                                                                        1999
                                                                                                                  (UNAUDITED)
                                                                                                                ------------
ASSETS
Investments, at value (Cost: $16,002,507) ....................................................................  $ 15,514,598
Cash .........................................................................................................       720,590
Dividends receivable .........................................................................................        19,985
Prepaid expenses .............................................................................................         2,839
Expenses reimbursable in excess of expense limitation ........................................................           500
Receivable for Fund Shares sold ..............................................................................       187,166
                                                                                                                ------------
    Total assets .............................................................................................    16,445,678

LIABILITIES AND NET ASSETS
Due to Wayne Hummer Management Company .......................................................................         4,803
Payable for securities purchased .............................................................................       593,590
Accounts payable .............................................................................................         4,101
                                                                                                                ------------
    Total liabilities ........................................................................................       602,494
                                                                                                                ------------
Net assets applicable to 1,663,705 Shares outstanding,
    no par value, equivalent to $9.52 per Share ..............................................................  $ 15,843,184
                                                                                                                ============

ANALYSIS OF NET ASSETS
Paid-in capital ..............................................................................................  $ 16,313,713
Net unrealized depreciation of investments ...................................................................      (487,909)
Undistributed net investment income ..........................................................................        17,380
                                                                                                                ------------
Net assets applicable to Shares outstanding ..................................................................  $ 15,843,184
                                                                                                                ============

THE PRICING OF SHARES
Net asset value and redemption price per Share ($15,843,184 /1,663,705 Shares outstanding) ...................  $       9.52


Maximum offering price per Share (net asset value, plus 2.02% of net asset value or 2% of offering price).....  $       9.71
                                                                                                                ============

                             STATEMENT OF OPERATIONS
                                                                THE PERIOD FROM
                                                                 AUGUST 2, 1999
                                                               TO SEPTEMBER 30,
                                                                           1999
                                                                     (UNAUDITED)
                                                                      ---------
INVESTMENT INCOME:
  Dividends ........................................................  $  32,921

EXPENSES:
  Management fee ...................................................      8,288
  Transfer agent fees ..............................................      2,426
  Custodian fees ...................................................      1,626
  Professional fees ................................................      1,600
  Printing costs ...................................................      1,000
  Trustee fees .....................................................        600
  Registration costs ...............................................        400
  Portfolio accounting fees ........................................        325
  Other ............................................................        601
                                                                      ---------
    Total expenses .................................................     16,866
  Less reimbursement of expenses in excess of the expense limitation     (1,325)
                                                                      ---------
    Net expenses ...................................................     15,541

Net investment income ..............................................     17,380
Change in unrealized depreciation ..................................   (487,909)
                                                                      ---------

Net decrease in net assets resulting from operations ...............  ($470,529)
                                                                      =========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS
                                                                                 FOR THE PERIOD
                                                                              AUGUST 2, 1999 TO
                                                                                  SEPTEMBER 30,
                                                                                          1999,
                                                                                     (UNAUDITED)
                                                                                   ------------
OPERATIONS:
Net investment income ...........................................................  $     17,380
Change in unrealized depreciation ...............................................      (487,909)
                                                                                   ------------
Net decrease in net assets resulting from operations ............................      (470,529)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold .....................................................    16,408,582
  Less payments for Shares redeemed .............................................        94,869
                                                                                   ------------
  Increase from Capital Share transactions ......................................    16,313,713
                                                                                   ------------
  Total increase in net assets ..................................................    15,843,184

NET ASSETS:
Beginning of period .............................................................             0
                                                                                   ------------
End of period (including undistributed net investment income of $17,380) ........  $ 15,843,184
                                                                                   ============

                              FINANCIAL HIGHLIGHTS
(For a Share outstanding throughout the period)
                                                                                                     AUGUST 2, 1999 TO
                                                                                                        SEPTEMBER 30,
                                                                                                            1999,
                                                                                                         (UNAUDITED)
                                                                                                         -----------
NET ASSET VALUE, BEGINNING OF PERIOD...............................................................        $ 9.80

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............................................................................          0.01
  Net realized and unrealized gains on investments.................................................         (0.29)
                                                                                                           ------
    Total from investment operations...............................................................         (0.28)

LESS DISTRIBUTIONS:
  Dividends from net investment income.............................................................          0.00
  Distributions from net realized gains on investments.............................................          0.00
                                                                                                           ------
    Total distributions............................................................................          0.00
                                                                                                           ------

NET ASSET VALUE, END OF PERIOD.....................................................................        $ 9.52
                                                                                                           ======

TOTAL RETURN.......................................................................................        (2.86%)

RATIOS AND SUPPLEMENTARY DATA:
Net assets, end of period (000's)..................................................................       $15,843
Ratio of expenses to average net assets............................................................          0.75%(a) (b)
Ratio of net investment income to average net assets...............................................          0.84%(a)
Portfolio turnover rate............................................................................             0%

(a)  Determined on an annualized basis.

(b) During the period ended September 30, 1999, expenses in excess of the expense limitation were reimbursable from the Investment Adviser. Absent the expense limitaion, the ratio of expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.05%.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       4

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999

                                     NUMBER
                                       OF
COMMON STOCKS (97.9%)                SHARES       VALUE
---------------------             ---------   ---------
BASIC MATERIALS 2.9%
Dow Chemical Company                  1,092  $  124,079
Du Pont (E.I. ) de Nemours
  and Company                         5,583     339,865
                                              ---------
                                                463,944
CAPITAL GOODS 9.1%
General Electric Company             10,007   1,186,455
Tyco International Ltd.               2,509     259,054
                                              ---------
                                              1,445,509
COMMUNICATION SERVICES 7.3%
AT&T Corp.                           13,443     584,770
MCI WorldCom, Inc. (b)                7,880     566,375
                                              ---------
                                              1,151,145
CONSUMER CYCLICALS 9.6%
Ford Motor Company                    4,945     248,177
Home Depot, Inc.                      6,047     414,975
Wal-Mart Stores, Inc.                18,147     863,117
                                              ---------
                                              1,526,269
CONSUMER STAPLES 11.7%
Coca-Cola Company                    14,001     672,923
Philip Morris Companies Inc.         13,735     469,565
Procter and Gamble Company            7,541     706,969
                                              ---------
                                              1,849,457
ENERGY 5.9%
Exxon Corporation                     7,315     555,483
Royal Dutch Petroleum Company         6,460     381,544
                                              ---------
                                                937,027
FINANCIAL 14.0%
American International Group, Inc.    9,039     785,828
Bank of America Corporation          10,211     568,625
Citigroup Inc.                       19,736     868,384
                                              ---------
                                              2,222,837
HEALTHCARE 10.5%
Bristol-Myers Squibb Company          7,743     522,653
Merck & Co., Inc.                     9,200     596,275
Pfizer Inc.                          15,133     543,842
                                              ---------
                                              1,662,770
TECHNOLOGY 23.2%
International Business
  Machines Corporation                7,180     871,473
Intel Corporation                    13,130     975,723
Microsoft Corporation (b)            20,198   1,829,181
                                              ---------
                                              3,676,377
TRANSPORTATION 0.8%
Burlington Northern
  Santa Fe Corporation                2,442      67,155
Union Pacific Corporation             1,281      61,568
                                              ---------
                                                128,723


                                     NUMBER
                                         OF
                                     SHARES       VALUE
                                    --------- ---------
UTILITIES 2.9%
Duke Energy Corporation               3,360  $  185,220
Enron Corp.                           6,432     265,320
                                              ---------
                                                450,540
                                              ---------
TOTAL INVESTMENTS
  (Cost: $16,002,507) (97.9%)                15,514,598
CASH AND OTHER ASSETS,
  LESS LIABILITIES (2.1%)                       328,586
                                            -----------
NET ASSETS (100.0%)                         $15,843,184
                                            ===========


NOTES TO PORTFOLIO OF INVESTMENTS:

(a) Based on the cost of investments of $16,002,507 for federal income tax purposes at September 30, 1999, the aggregate gross unrealized appreciation was $242,357, the aggregate gross unrealized depreciation was $730,266 and the net unrealized depreciation of investments was $487,909.

(b)  Non-income producing security.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
   Wayne Hummer Investment Trust (the "Trust"), is an open-end investment company organized as a Massachusetts business trust. The Trust consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer CorePortfolioFund (the "Fund"). The Fund commenced investment operations on August 2, 1999 and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve long-term capital growth by investing in a passively-managed portfolio of large-cap stocks.

1. SIGNIFICANT ACCOUNTING POLICIES
   SECURITY VALUATION
   Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last price on a prior day is not between the current day's closing bid and asked price, then the value of such security is taken to be the mean between the current day's closing bid and asked price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry, except that debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount.

   USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
   Net asset value per Share is determined on each day the New York Stock Exchange is open as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

   Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash. Dividends payable to Shareholders are recorded by the Fund on the ex-dividend date.

3. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. TRANSACTIONS WITH AFFILIATES
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC, ("Distributor and Shareholder Service Agent"). For advisory and management services and facilities furnished, the Fund pays fees of .40 of 1% of average daily net assets. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 0.75% of the average daily net assets of the Fund. During the period ended September 30, 1999, the Fund incurred management fees of $8,288 and the Investment Adviser was obligated to reimburse the Fund for excess expenses of $1,000.

   For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses. The Investment Adviser has agreed to waive fees attributed to the Fund until July 31, 2000.

   Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund.

   Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the period ended September 30, 1999, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $600.

5. INVESTMENT TRANSACTIONS
   Investment transactions (excluding money market instruments) for the period August 2, 1999 to September 30, 1999 are as follows:

   Purchases                                                 $16,002,507
   Proceeds from sales                                               $ 0

6. FUND SHARE TRANSACTIONS
   Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares for the period August 2, 1999 to September 30, 1999:
   Shares sold                                                 1,673,061
   Shares issued upon reinvestment of dividends                        0
                                                             -----------
                                                               1,673,061
   Shares redeemed                                                (9,356)
                                                             -----------
   Net increase in Shares outstanding                          1,663,705
                                                             ===========

BOARD OF TRUSTEES

Steven R. Becker
Chairman
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
David P. Poitras
James J. Riebandt
Eustace K. Shaw


This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.



LOGO: Wayne Hummer Investment LLC




300 South Wacker
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)


200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(414) 734.1474 (local)

                                www.whummer.com